UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2001

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

000-21783	77-0142404
(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Mission College Blvd.
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBIT NO.	DESCRIPTION
4.1*	Form of Amendment No.1 to the Series A and Series B Warrants, dated as of December 17, 2001 .
4.2*	Registration Rights Agreement, dated as of December 13, 2001, by and among 8x8, Inc., Fisher Capital Ltd. and Wingate Capital Ltd.
10.1

Redemption and Exchange Agreement, dated as of December 13, 2001, by and among 8x8, Inc., Fisher Capital Ltd. and Wingate Capital Ltd. (Exhibits A and B of this Agreement were previously filed as Exhibits 4.1 and 4.2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2001)

99.1*	Press release dated as of December 17, 2001.

* Previously filed as Exhibits of the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8X8, INC.
Dated:	January 30, 2002
By:	/s/ David M. Stoll
David M. Stoll
Chief Financial Officer, Vice-President, Finance and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
4.1*	Form of Amendment No.1 to the Series A and Series B Warrants, dated as of December 17, 2001.
4.2*	Registration Rights Agreement, dated as of December 13, 2001, by and among 8x8, Inc., Fisher Capital Ltd. and Wingate Capital Ltd.
10.1

Redemption and Exchange Agreement, dated as of December 13, 2001, by and among 8x8, Inc., Fisher Capital Ltd. and Wingate Capital Ltd. (Exhibits A and B of this Agreement were previously filed as Exhibits 4.1 and 4.2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2001)

99.1*	Press release dated as of December 17, 2001.

* Previously filed as Exhibits of the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2001.